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                                                                 EXHIBIT 10.01
                                                                 EXECUTION COPY

                           SECOND AMENDMENT dated as of December 23, 1996 (this
                  "Second Amendment"), to the Credit Agreement dated as of July 31, 1996 (the "Credit Agreement"), among Firearms Training Systems, Inc., a Delaware corporation ("FATS"), the Lenders (as defined therein) and NationsBank, N.A. (South), as Agent, Swingline Lender and Issuing Bank (each as defined therein).

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Second Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendments to Section 1.01. (a) The definition of "Additional Drop Down Margin" in Section 1.01 of the Credit Agreement is hereby amended by deleting the date "January 1, 1997" in the second line thereof and substituting the date "February 15, 1997" in lieu thereof.

         (b) The definition of "Borrower" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following phrase in the first line thereof between the word "the" and the word "Permitted": "contribution of substantially all of the assets and liabilities of FATS to the Drop Down Subsidiary in connection with the".

         (c) The definition of "Excess Cash Flow" in Section 1.01 is hereby amended by inserting the following phrase in the next to last line thereof between the word "redrawn" and the comma immediately following such word: "and, in the case of any mandatory prepayment made during such period, only to the extent that the Net Cash Proceeds of the Prepayment Event giving rise to such prepayment are included in EBITDA for such period".

         (d) The definition of "Permitted Drop Down Transaction" in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (i) of the proviso thereto and substituting therefor the following:

         "(i)(A) prior to such contribution of assets and liabilities to the Drop Down Subsidiary, the Agent shall be satisfied that the U.S. Government Department of Defense is willing to enter into a novation agreement with FATS and the Drop Down Subsidiary with respect to any Material Contracts for which such novation is necessary or desirable and (B) after such contribution of assets and liabilities but prior to February 15, 1997, such novation agreement shall be entered into and delivered by FATS and the U.S. Government Department of Defense,".



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         SECTION 1.02. Department of Defense Novation. Based on the memorandum to the Agent dated December 13, 1996, from Venable, Baetjer, Howard & Civiletti, counsel to the Company, a copy of which is attached hereto as Annex A, the Agent hereby advises the Borrower that the Agent is satisfied that the U.S. Government Department of Defense is willing to enter into a novation agreement with FATS and the Drop Down Subsidiary with respect to any Material Contracts for which such novation is necessary or desirable, and the Lenders hereby authorize the Agent to so advise the Borrower.

         SECTION 1.03. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Amended Agreement and the representations and warranties of the Borrower and the other Loan Parties set forth in the other Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Second Amendment Effective Date (as defined below) with the same effect as though made on and as of the date hereof or the Second Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

                  (b) On the date hereof and on the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                  (c) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by the Borrower.

                  (d) This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

                  (e) The execution, delivery and performance by the Borrower of this Second Amendment will not (i) violate, (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation or by-laws of the Borrower, (C) any order of any Governmental Authority or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

         SECTION 1.04. Effectiveness. This Second Amendment shall become effective as to the Lenders only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Second Amendment Effective Date"):

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                  (a) The Agent shall have received duly executed counterparts of this Second Amendment which, when taken together, bear the authorized signatures of the Borrower and the Lenders.

                  (b) The representations and warranties set forth in Section
         1.03 shall be true and correct on and as of the Second Amendment Effective Date.

                  (c) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Second Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

         SECTION 1.05. APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.06. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this Section 1.06 shall survive the termination of this Second Amendment and the Amended Agreement.

         SECTION 1.07. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.08. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                  FIREARMS TRAINING SYSTEMS, INC.

                                  By:  /s/ David A. Apseloff
                                       ----------------------------------------
                                  Name:    David A. Apseloff
                                  Title:   Chief Financial Officer

                                  NATIONSBANK, N.A. (SOUTH), as Agent, Issuing
                                  Bank and Swingline Lender and as a Lender

                                  By:  /s/ Greg McCrery
                                       ----------------------------------------
                                  Name:    Greg McCrery
                                  Title:   Vice President

                                  FIRST BANK NATIONAL ASSOCIATION

                                  By:  /s/ Mark R. Olman
                                       ----------------------------------------
                                  Name:    Mark R. Olman
                                  Title:   Vice President

                                  FIRST SOURCE FINANCIAL LLP,
                                  by First Source Financial, Inc., as
                                  Agent/Manager

                                  By:  /s/ Gary L. Francis
                                       ----------------------------------------
                                  Name:    Gary L. Francis
                                  Title:   Senior Vice President

                                  BHF-BANK AKTIENGESELLSCHAFT

                                  By:  /s/ Perry Forrest
                                       ----------------------------------------
                                  Name:    Perry Forrest
                                  Title:   Vice President

                                  By:  /s/ Thomas J. Scifo
                                       ----------------------------------------
                                  Name:    Thomas J. Scifo
                                  Title:   Assist. Vice President

                                  CREDITANSTALT CORPORATE FINANCE, INC.

                                  By:  /s/ Carl G. Drake
                                       ----------------------------------------
                                  Name:    Carl G. Drake
                                  Title:   Senior Associate

                                  By:  /s/ Robert M. Biringer
                                       ----------------------------------------
                                  Name:    Robert M. Biringer
                                  Title:   Executive Vice President